Filed pursuant to Rule 497(a)(1)
File No. 333-159720
Rule 482ad
Fifth Street Finance Corp. Prices Public Offering of Common Stock
WHITE PLAINS, N.Y., Jan. 22, 2010 (GLOBE NEWSWIRE) — Fifth Street Finance Corp. (NYSE:FSC) (“Fifth Street”) today announced that it priced a public offering of 7,000,000 shares of its common stock at a public offering price of $11.20 per share for total gross proceeds of approximately $78.4 million. All shares are being offered by Fifth Street. Wells Fargo Securities, LLC and UBS Investment Bank are serving as joint book-running managers for the offering. Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets are acting as co-lead managers for the offering. Janney Montgomery Scott LLC, Morgan Keegan & Company, Inc., Macquarie Capital (USA) Inc., Gilford Securities Incorporated and ING are acting as co-managers.
The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about January 27, 2010. Fifth Street has also granted the underwriters an option to purchase up to an additional 1,050,000 shares of common stock to cover over-allotments, if any.
Fifth Street intends to use approximately $38 million of the net proceeds from this offering to repay its outstanding borrowings under its credit facility with Wachovia Bank, N.A., a Wells Fargo company. Substantially all of the remaining net proceeds from the offering will be used to make investments in small and mid-sized companies in accordance with its investment objectives and strategies described in the prospectus supplement and accompanying prospectus and for general corporate purposes, including working capital requirements.
The offering is being made pursuant to Fifth Street’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Fifth Street before investing. The offering is being made only by means of a prospectus supplement and accompanying prospectus, copies of which may be obtained from: Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152-4077, equity.syndicate@wachovia.com, or UBS Investment Bank, 299 Park Avenue, New York, NY 10171, Attn: Prospectus Department, or by calling Wells Fargo Securities, LLC at (800) 326-5897 or UBS Investment Bank at (888) 827-7275. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Fifth Street before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Fifth Street and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
About Fifth Street Finance Corp.
Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Fifth Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.
The Fifth Street Finance Corp. logo is available at
http://www.globenewswire.com/newsroom/prs/?pkgid=5525
Forward-Looking Statements
This press release contains certain forward-looking statements, including statements with regard to Fifth Street Finance Corp.’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of Fifth Street Finance Corp., including failure of customary closing conditions and other customary matters. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:	Fifth Street Finance Corp. Stacey Thorne, Director, Investor Relations (914) 286-6811 stacey@fifthstreetcap.com